CMFG LIFE INSURANCE COMPANY
ULTRA VERS ALL LIFE
STATUTORY PROSPECTUS DATED MAY 1, 2008
MEMBERS® VARIABLE UNIVERSAL LIFE II
STATUTORY PROSPECTUS DATED MAY 1, 2010
MEMBERS® VARIABLE UNIVERSAL LIFE I
UPDATING SUMMARY PROSPECTUS DATED MAY 1, 2026
Supplement dated September 2, 2026
The purpose of this supplement is to provide you with an update regarding our recent systems outage.
As previously communicated, in July 2026 we experienced a cybersecurity event that has affected our ability to receive and process Policy transactions. We are continuing to investigate the scope and impact of this event and are working to restore normal operations as quickly as possible in a secure and stable manner. The cybersecurity event has not affected your Policy values or benefits. Your Policy will not lapse or enter a grace period due to an inability to make a premium payment during this service disruption.
Policies that are currently active or in a grace period will remain in that status until normal premium processing resumes. We will also provide extended applicable grace periods as premium processing activities resume. If your Policy is currently in the grace period, when normal premium processing resumes we will notify you of the amount of premium needed and the date by which such premium must be paid to prevent your Policy from lapsing.
As of the date of this Supplement, we have implemented interim processes to support the following transactions:
•payment of additional planned premium;
•payment of subsequent premium;
•partial withdrawals;
•surrenders;
•transfers among allocation options;
•changes to allocation instructions;
•death benefit claims; and
•Section 1035 exchanges of the Policy for a policy issued by another insurance company.
We are working on interim processes to support other financial transactions not listed above (e.g., loan processing and dollar cost averaging).
Our call center is now available at 800.798.5500 from 8:00 a.m. to 5:00 p.m. CST to support servicing capabilities while system restoration efforts continue. Please note, call center hours could change as system restoration progresses. Call center representatives can send transaction request forms directly to you that you can complete and mail to us; help you navigate our website; and provide information about
Policy values and the status of requests for the transactions listed above.
Updated information, transaction request forms, and other forms are available at www.trustage.com/
outage/annuity. Certain forms may be submitted electronically through the links provided on our website.
You may also download and print forms from our website or request that forms be sent directly to you by calling our call center. Paper forms may be completed and mailed to us at 2000 Heritage Way, Waverly,
Iowa 50677.
Transaction requests that we receive in Good Order receive a date and time stamp upon receipt and will be processed in accordance with our procedures as described in your prospectus.
We are working expeditiously to process Policy requests that we received in Good Order since the systems outage began and while it persists. Requests for financial transactions (e.g., partial withdrawals and surrenders) are being prioritized. Requests for non-financial transactions (e.g., change of owner, assignment) will be processed as soon as administratively possible.
Please keep this supplement with your prospectus and records for future reference.
If you have any questions, please contact our call center at 800.798.5500.